EXHIBIT 10.3

Lease Extension Agreement

THIS LEASE EXTENSION AGREEMENT dated the 16th day of   February  , 2022 by and between CASPER CREEK, LLC, a New York limited liability company, with an address at c/o Eagle-Riverview Group Inc., 1 Civic Center Plaza, Suite 500, Poughkeepsie, New York 12601 (the “Landlord”) and REPRO MED SYSTEMS, INC. d/b/a KORU MEDICAL SYSTEMS, (the “Tenant”) regarding the premises located as follows: situated in the Village and Town of Chester, County of Orange, New York, as Section 110, Block 3, Lot 1 and known as 24 Carpenter Road, Chester, New York, deleting therefrom only the portion of the premises leased to Key Bank of New York as Tenant (the “Premises”);

The Landlord and Tenant hereby agree to the following:

1.	Original Lease. Tenant entered into a certain lease agreement with Landlord, Casper Creek, LLC dated November 14, 2017, for the Premises which began on March 1, 2019 and expires on August 31, 2022 with tenant having exercised six (6) six (6) month renewal options (the “Original Lease”).

2.	Renewal Term. The Landlord and Tenant hereby agree to extend the Original Lease for a further term of four (4) months. The renewed lease will begin on September 1, 2022 and end on December 31, 2022 (the “Renewal Term”). The renewal rent shall be $12,088.00 per month.

3.	Landlord’s Right to Show Premises: Notwithstanding language to the contrary contained elsewhere in the Original Lease or any amendment thereof, Landlord shall have the right to show the Premise to prospective tenants upon reasonable advance notice (verbal, email or otherwise) to Tenant. Landlord shall use reasonable efforts to minimize disruption of tenant’s business, and Tenant shall assist and cooperate with Landlord in respect thereof.

4.	Terms and Conditions: All terms and conditions of the Original Lease shall remain in full effect during the Renewal Term except as otherwise modified herein.

Landlord:

CASPER CREEK LLC

/s/ Lisa Bacchus-Aronson			Feb. 16, 2022
By:	Lisa Bacchus-Aronson	Date
Trustee

Tenant:

REPRO MED SYSTEMS, INC.

d/b/a KORU MEDICAL SYSTEMS

/s/ Karen Fisher	February 16, 2022
By:	Date